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EXHIBIT 10.24

        Portions of this document have been omitted pursuant to a request for confidential treatment and such portions have been filed separately with the Securities and Exchange Commissions. These portions are designated by the symbol ****.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NUMBER ONE TO BLANK SUPPLY AGREEMENT

        ** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted materials for which confidential treatment has been requested has been filed with the Securities and Exchange Commission. **

        Amendment Number One (the "Amendment") to the BLANK SUPPLY AGREEMENT (the "Agreement"), dated as of March 31, 2002, between Schott Lithotec USA Corp., a Delaware corporation, and Schott Lithotec AG, a German corporation, on the one hand (collectively, "Schott") and DuPont Photomasks, Inc., a Delaware corporation, on the other hand ("DPI").

WITNESSETH

        WHEREAS, business conditions with respect to the supply of Blanks by Schott to DPI have changed, and

        WHEREAS, [****] agreed to amend certain provisions of the Agreement as provided herein;

        NOW THEREFORE, Schott and DPI have agreed that in consideration of the mutual agreements and covenants set forth herein, that the Agreement shall be amended as of the date hereof as follows:

        FIRST:    The following shall be added to Section 4.2 of the Agreement:

  (c)
  For the [****] of this Agreement, Schott shall provide DPI a [****] for all [****] (or any equivalent [****] having the [****] but a different [****]), provided, however, that Schott realizes [****] from employing [****] in the manufacture of [****]. Schott and DPI shall use reasonable commercial efforts to achieve such savings.

        SECOND:    Section 4.3(b) of the Agreement shall be amended to read as follows:

  (b)
  Schott will then quote DPI a price for each Product that is [****] the market prices supplied pursuant to subpart (a) above.

        THIRD:    Section 7.1(a) of the Agreement shall be amended to read as follows:

  (a)
  Schott will not collect Acceptable Used Photomasks from any source that is or has supplied DPI with similar used photomasks within the last eighteen months, including, but not limited to the entities listed in Attachment 7, but Schott shall otherwise be entitled to run its own program and collect used photomasks from other sources. From and after the completion of the [****] to Schott ([****]): DPI shall not [****].

        FOURTH:    The parties acknowledge that the pricing set forth in Attachment A to this Amendment has been agreed upon pursuant to Article 4 of the Agreement.

        FIFTH:    Capitalized terms used in this Amendment and not otherwise defined shall have the meaning set forth in the Agreement. The provisions of this Amendment supersede all provisions of the Agreement which are inconsistent with the provisions of this Amendment. The Agreement, as modified by this Amendment, constitutes the entire agreement of Schott and DPI with respect to the subject matter thereof, and supersedes any prior agreements or understandings of Schott and DPI with respect thereto. This Amendment may be executed in several counterparts, all of which taken together shall constitute a single agreement among the parties.

        ** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted materials for which confidential treatment has been requested has been filed with the Securities and Exchange Commission. **

123

        IN WITNESS WHEREOF, the parties have executed this Amendment, effective as of May 31, 2004.

SCHOTT LITHOTEC USA CORP.	DUPONT PHOTOMASKS, INC.
By:	By:
Name:	Name:
Title:	Title:
SCHOTT LITHOTEC AG
By:
Name:
Title:
By:
Name:
Title:

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  EXHIBIT 10.24
CONFIDENTIAL TREATMENT REQUESTED AMENDMENT NUMBER ONE TO BLANK SUPPLY AGREEMENT